SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 August 19, 2002
                                (Date of report)


                         WPCS INTERNATIONAL INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


    Delaware                        0-26277                       98-0204758
(State of Incorporation)   (Commission File Number)          (IRS Employer ID)



                            140 South Village Avenue
                                    Suite 20
                            Exton, Pennsylvania 19341
                    (Address of Principal Executive Offices)


                                 (610) 903-0400
              (Registrant's telephone number, including area code)

ITEM 4.  Change in Registrant's Certifying Accountant

     On August 19, 2002, WPCS International Incorporated (the "Company"), notified N.I. Cameron, Inc., Chartered Accountants ("N.I. Cameron"), its independent public accountants, that the Company was terminating its services, effective as of that date. The Company's Board of Directors approved such decision.

     N.I. Cameron's opinion in its report on the Company's financial statements for the year ended April 30, 2002 (prior to the Company's merger with WPCS Holdings, Inc.), expressed substantial doubt with respect to the Company's ability, at that time, to continue as a going concern. During the year ended April 30, 2002, and the period from June 9, 1999 (date of incorporation) to April 30, 2001, N.I. Cameron did not issue any other report on the financial statements of the Company which contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, during such period from June 9, 1999 (date of incorporation) through April 30, 2002, and the subsequent interim period preceding August 19, 2002, there were no disagreements with N.I. Cameron within the meaning of Instruction 4 to Item 304 of Regulation S-B under the Securities Exchange Act of 1934 on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of N.I. Cameron, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement in connection with any report they might have issued.

     On August 19, 2002, the Company engaged J.H. Cohn LLP, as its independent public accountants. The Company did not previously consult with J.H. Cohn regarding any matter, including but not limited to:

o the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or
o any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-B).



ITEM 7.  Exhibits

     1. Letter from N.I. Cameron, Inc., Chartered Accountants, dated August 20, 2002.


                         [remainder intentionally blank]

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                 WPCS INTERNATIONAL INCORPORATED



                                                  By:/s/ ANDREW HIDALGO
                                                         -----------------------
                                                         Andrew Hidalgo,
                                                         President and
                                                         Chief Executive Officer

Dated:   August 21, 2002

                     N.I. CAMERON INC. CHARTERED ACCOUNTANTS
                             #303 - 475 Howe Street
                           Vancouver, British Columbia
                                 CANADA V6C 2B3



August 20, 2002

WPCS International Incorporated
140 South Village Avenue
Suite 20
Exton, Pennsylvania
USA  19341


Attention: Mr. Andrew Hidalgo, President and CEO

Dear Mr. Hidalgo:

We have read Item 4 included in the Form 8-K dated August 19, 2002 of WPCS International Incorporated filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Yours truly,

N.I. CAMERON INC.
CHARTERED ACCOUNTANTS

Per:


/s/ N.I. Cameron
N.I. Cameron, C.A.